EXHIBIT 32.12
CERTIFICATION PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Michael E. Cole, Vice President, Chief Financial Officer and Treasurer of Sierra Pacific Power Company and its subsidiaries (dba NV Energy), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:
(1)    the Annual Report on Form 10-K of Sierra Pacific Power Company and its subsidiaries for the annual period ended December 31, 2021 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Sierra Pacific Power Company and its subsidiaries.

Date: February 25, 2022	/s/ Michael E. Cole
Michael E. Cole
Vice President, Chief Financial Officer and Treasurer
(principal financial officer)